UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 15, 2019 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)
Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3760 Rocky Mountain Avenue Loveland, Colorado 80538 (Address of principal executive offices, including zip code)

(970) 493-7272 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     As more fully described in the preliminary proxy statement of Heska Corporation relating to its 2019 annual meeting of stockholders as filed with the Securities and Exchange Commission, on March 15, 2019, the board of directors of Heska determined to propose amendments to Heska’s restated certificate of incorporation, as amended, and amended and restated bylaws, that would declassify the board of directors so that each director would stand for election annually starting at its 2020 annual meeting of stockholders. The proposed amendments are subject to and contingent on stockholder approval at the 2019 annual meeting of stockholders. In connection with the declassification proposal, Heska's Class III directors, consisting of Mr. Scott W. Humphrey, Ms. Sharon J. Larson, and Ms. Bonnie J. Trowbridge, agreed to submit resignations that would be conditioned upon the approval by Heska’s stockholders of the declassification proposal and would become effective immediately prior to the 2020 annual meeting of stockholders. Under the board's current structure, Class III directors would not be subject to re-election until 2021; however, pursuant to their conditional resignations, these directors have agreed to resign and to stand for re-election at the 2020 annual meeting if the declassification proposal is approved by stockholders. The purpose of these conditional resignations is to facilitate the early transition to a declassified board of directors by shortening the terms of the Class III directors and allowing all nominees to be subject to election to one-year terms beginning in 2020. The conditional resignations of the Class III directors from the board will also serve as their conditional resignations from their respective roles on the board's audit, compensation and corporate governance committees, as applicable. The conditional resignations of the Class III directors were not due to any disagreement with Heska, the board of directors or the management of Heska.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION, a Delaware corporation

Dated: March 21, 2019	By: /s/ Eleanor F. Baker Eleanor F. Baker Vice President, General Counsel and Secretary